UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#140, 14315 – 118 Avenue
Edmonton, Alberta
T5L 4S6
(250) 744-2487
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)The Company held its annual general meeting of shareholders (the "2023 Meeting") virtually on May 17, 2023.

(b)The following proposals were voted upon at the 2023 Meeting and the final voting results with respect to each such proposal are set forth below:

Proposal 1: Based upon the following votes, the shareholders elected Dr. George Milne, Mr. Peter Greenleaf, Dr. David R.W. Jayne, Mr. Joseph P. Hagan, Dr. Daniel Billen, Mr. R. Hector MacKay-Dunn, Ms. Jill Leversage, and Dr. Brinda Balakrishnan to serve as members of the Company's board of directors until the annual general meeting of shareholders to be held in 2024.

Nominee	For	Withheld	Broker Non-Votes
Dr. George Milne	33,353,826	36,937,244	20,017,735
Mr. Peter Greenleaf	42,236,274	28,054,796	20,017,735
Dr. David R.W. Jayne	43,010,758	27,280,312	20,017,735
Mr. Joseph P. Hagan	33,521,086	36,769,984	20,017,735
Dr. Daniel Billen	43,311,724	26,979,346	20,017,735
Mr. R. Hector MacKay-Dunn	40,459,283	29,831,787	20,017,735
Ms. Jill Leversage	43,920,170	26,370,900	20,017,735
Dr. Brinda Balakrishnan	43,997,296	26,293,774	20,017,735

Two directors, Dr. George Milne and Mr. Joseph P. Hagan, while elected under applicable corporate law, received less than majority support and have submitted their resignations for consideration by the Board, pursuant to the Company’s Majority Voting Policy. In accordance with the policy, the Board intends to act expeditiously in respect to the submitted resignations to ensure an orderly transition.

Proposal 2: Based upon the following votes, the shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the annual general meeting of shareholders to be held in 2024 or until a successor is appointed.

For	Against	Abstain
79,858,809	6,862,608	3,587,387

Proposal 3: Based upon the following votes, the shareholders did not approve on a non-binding advisory basis, a "say on pay" resolution regarding the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
26,853,822	42,750,367	686,879	20,017,737

Proposal 4: Based upon the following votes, the shareholders did not approve the Company's Amendment to the Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
30,713,001	39,152,897	425,172	20,017,735

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2023

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer